SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, DC 20549


                                  FORM 8-K


                               CURRENT REPORT
                   PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES EXCHANGE ACT OF 1934


    Date of Report (Date of Earliest Event Reported): December 21, 2001


                          ANTHRACITE CAPITAL, INC.
             (Exact name of Registrant as Specified in Charter)




  Maryland                          001-13937                  13-397-8906
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(State or Other Jurisdiction       (Commission                (IRS Employer
of Incorporation)                  File Number)             Identification No.)
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   345 Park Avenue, New York, NY                               10154
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(Address of Principal Executive Offices)                     (Zip Code)


     Registrant's telephone number, including area code: (212) 409-3333


                                    N/A
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       (Former Name or Former Address, if Changed Since Last Report)





ITEM 5.     OTHER EVENTS

           Anthracite Capital, Inc. has scheduled its 2002 annual meeting of shareholders to be held on May 20, 2002 and, in accordance with applicable provisions of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), has set January 11, 2002 as the last day for submission of proposals pursuant to Rule 14a-8 under the Exchange Act.


                                 SIGNATURES

           Pursuant to the requirements of the Securities Exchange
Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       ANTHRACITE CAPITAL, INC.


                                       By: /s/ Richard M. Shea
                                           --------------------------------
                                           Name:  Richard M. Shea
                                           Title: Chief Operating Officer and
                                                  Chief Financial Officer

Dated:  December 20, 2001